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1st Quarter Report | March 31, 2021

Liberty All-Star® Equity Fund

LIBERTY ALL-STAR® EQUITY FUND
Period Ended March 31, 2021 (Unaudited)

Fund Statistics	1st Quarter 2021
Net Asset Value (NAV)	$7.69
Market Price	$7.63
Discount	-0.8%
Distribution*	$0.19
Market Price Trading Range	$6.70 to $7.67
Discount Range	-0.1% to -7.8%

Performance
Shares Valued at NAV with Dividends Reinvested	7.00%
Shares Valued at Market Price with Dividends Reinvested	13.40%
Dow Jones Industrial Average	8.29%
Lipper Large-Cap Core Mutual Fund Average	6.44%
NASDAQ Composite Index	2.95%
S&P 500® Index	6.17%

*	Sources of distributions to shareholders may include ordinary dividends, long-term capital gains and return of capital. The final determination of the source of all distributions in 2021 for tax reporting purposes will be made after year end. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. Based on current estimates a portion of the distribution consists of return of capital. Pursuant to Section 852 of the Internal Revenue Code, the taxability of this distribution will be reported on Form 1099-DIV for 2021.

Performance returns for the Fund are total returns, which include dividends. Returns are net of management fees and other Fund expenses.

The returns shown for the Lipper Large-Cap Core Mutual Fund Average are based on open-end mutual funds’ total returns, which include dividends, and are net of fund expenses. Returns for the unmanaged Dow Jones Industrial Average, NASDAQ Composite Index and the S&P 500® Index are total returns, including dividends. A description of the Lipper benchmark and the market indices can be found on page 18.

Past performance cannot predict future results. Performance will fluctuate with market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

Closed-end funds raise money in an initial public offering and shares are listed and traded on an exchange. Open-end mutual funds continuously issue and redeem shares at net asset value. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund’s shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below or above net asset value.

Liberty All-Star® Equity Fund	President’s Letter

(Unaudited)

Fellow Shareholders:	April 2021

Stocks posted good first quarter results, as the S&P 500® Index returned 6.17 percent and the Dow Jones Industrial Average (DJIA) returned 8.29 percent. Maintaining their momentum from 2020, small cap stocks performed even better, with the Russell 2000® Index returning 12.70 percent. The laggard was last year’s leader, the NASDAQ Composite Index, which returned 2.95 percent.

The good results came against a mixed backdrop. Stock prices churned at times, as expectations for a better economy were supportive while fears of higher inflation and rising interest rates hurt. The quarter was characterized by periodic bouts of volatility that accompanied a rotation to economically sensitive stocks, while the nationwide vaccine rollout and the $1.9 trillion federal relief package captured the news headlines.

Rising interest rates were behind most of the volatility and reflected investor fears that an overheated economy would lead to inflation; some economists projected 2021 real GDP growth reaching the 6.5 – 7.0 percent range. The yield on 10-year Treasury notes rose in all three months, totaling 83 basis points by quarter’s end. The run-up in yields fueled a rotation away from growth-oriented stocks, including many technology shares that boomed during the pandemicrelated lockdowns. Confirming the shift, the broad-market Russell 3000® Growth Index returned 1.19 percent for the quarter, well behind the 11.89 percent return posted by the Russell 3000® Value Index.

Among other first quarter highlights:

●	The DJIA outperformed the NASDAQ Composite by the largest margin since the fourth quarter of 2018, according to The Wall Street Journal.

●	The quarter was the fourth straight in which the S&P 500®, the DJIA and the NASDAQ Composite posted positive returns.

●	All 11 sectors of the S&P 500® posted positive returns, led by energy at 30.99 percent. Financials—seen by investors to benefit from higher interest rates—were ahead 16.01 percent. Information technology advanced just 2.06 percent and consumer staples proved to be the laggard with a 1.15 percent gain.

●	Underscoring the shift out of stocks viewed as expensive and potentially overvalued, the equal-weighted S&P 500® nearly doubled the return of the cap-weighted index, 11.49 percent versus 6.17 percent.

Liberty All-Star® Equity Fund

The Fund posted solid absolute and relative results in the first quarter. The Fund returned 7.00 percent with shares valued at net asset value (NAV) with dividends reinvested and 13.40 percent with shares valued at market price with dividends reinvested. (Fund returns are net of expenses.) The Fund’s market price return was ahead of all relevant benchmarks and its NAV return topped all but the DJIA. Relative to the Fund’s primary benchmark, the Lipper Large-Cap Core Mutual Fund Average, both measures of Fund performance eclipsed the benchmark’s 6.44 percent return.

After a multi-year period when growth style stocks outperformed the value style, a rotation began in Q4 2020. This shift continued in the opening quarter of 2021, as noted in the market commentary that opened this letter. In addition to such a shift occurring in the broad market Russell 3000® Growth and Value indices, the large-cap Russell 1000® Growth Index returned just 0.94 percent in the first quarter versus 11.26 percent for its value counterpart. The Fund benefited from the shift, as it allocates its assets among three value managers and two growth managers.

First Quarter Report (Unaudited) | March 31, 2021	1

Liberty All-Star® Equity Fund	President’s Letter

(Unaudited)

The discount at which Fund shares trade relative to their underlying NAV narrowed during the quarter, ranging from -0.1 percent to -7.8 percent. For the fourth quarter, the discount was in a range of -5.6 percent to -10.4 percent.

In accordance with the Fund’s distribution policy, the Fund paid a distribution of $0.19 per share in the first quarter. The Fund’s distribution policy has been in place since 1988 and is a major component of the Fund’s total return. The Fund has paid distributions of $28.37 per share for a total of more than $3.2 billion since 1987 (the Fund’s first full calendar year of operations). We continue to emphasize that shareholders should include these distributions when determining the total return on their investment in the Fund.

The Fund closed 2020 with a strong fourth quarter and followed by opening 2021 with a similarly solid quarter. We are pleased with these results during a period of changing investor sentiment, but take greater satisfaction in outperforming the Fund’s primary Lipper benchmark for the trailing one-, three- and five-year periods. We intend to remain focused on long-term results for investors seeking a core equity holding.

Sincerely,

William R. Parmentier, Jr.
President and Chief Executive Officer
Liberty All-Star® Equity Fund

The views expressed in the President’s letter reflect the views of the President as of April 2021 and may not reflect his views on the date this report is first published or anytime thereafter. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the Fund disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent.

2	www.all-starfunds.com

Liberty All-Star® Equity Fund	Table of Distributions & Rights Offerings

March 31, 2021 (Unaudited)

			Rights Offerings
Year	Per Share Distributions	Month Completed	Shares Needed to Purchase One Additional Share	Subscription Price	Tax Credits[1]
1987	$1.18
1988	0.64
1989	0.95
1990	0.90
1991	1.02
1992	1.07	April	10	$10.05
1993	1.07	October	15	10.41	$0.18
1994	1.00	September	15	9.14
1995	1.04
1996	1.18				0.13
1997	1.33				0.36
1998	1.40	April	20	12.83
1999	1.39
2000	1.42
2001	1.20
2002	0.88	May	10	8.99
2003	0.78
2004	0.89	July	10[2]	8.34
2005	0.87
2006	0.88
2007	0.90	December	10	6.51
2008	0.65
2009[3]	0.31
2010	0.31
2011	0.34
2012	0.32
2013	0.35
2014	0.39
2015[4]	0.51
2016	0.48
2017[5]	0.56
2018	0.68
2019	0.66
2020	0.63
2021
1st Quarter	0.19
Total	$28.37

[1]	The Fund’s net investment income and net realized capital gains exceeded the amount to be distributed under the Fund’s distribution policy. In each case, the Fund elected to pay taxes on the undistributed income and passed through a proportionate tax credit to shareholders.
[2]	The number of shares offered was increased by an additional 25 percent to cover a portion of the over-subscription requests.
[3]	Effective with the second quarter distribution, the annual distribution rate was changed from 10 percent to 6 percent.
[4]	Effective with the second quarter distribution, the annual distribution rate was changed from 6 percent to 8 percent.
5	Effective with the fourth quarter distribution, the annual distribution rate was changed from 8 percent to 10 percent.

DISTRIBUTION POLICY

The current policy is to pay distributions on its shares totaling approximately 10 percent of its net asset value per year, payable in four quarterly installments of 2.5 percent of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. Sources of distributions to shareholders may include ordinary dividends, long-term capital gains and return of capital. The final determination of the source of all distributions in 2021 for tax reporting purposes will be made after year end. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. If a distribution includes anything other than net investment income, the Fund provides a Section 19(a) notice of the best estimate of its distribution sources at that time. These estimates may not match the final tax characterization (for the full year’s distributions) contained in shareholder 1099-DIV forms after the end of the year. If the Fund’s ordinary dividends and long-term capital gains for any year exceed the amount distributed under the distribution policy, the Fund may, in its discretion, retain and not distribute capital gains and pay income tax thereon to the extent of such excess.

First Quarter Report (Unaudited) | March 31, 2021	3

Liberty All-Star® Equity Fund	Investment Managers/ Portfolio Characteristics

March 31, 2021 (Unaudited)

THE FUND’S ASSETS ARE APPROXIMATELY EQUALLY DISTRIBUTED AMONG THREE VALUE MANAGERS AND TWO GROWTH MANAGERS:

ALPS Advisors, Inc., the investment advisor to the Fund, has the ultimate authority (subject to oversight by the Board of Trustees) to oversee the investment managers and recommend their hiring, termination and replacement.

MANAGERS’ DIFFERING INVESTMENT STRATEGIES ARE REFLECTED IN PORTFOLIO CHARACTERISTICS

The portfolio characteristics table below is a regular feature of the Fund’s shareholder reports. It serves as a useful tool for understanding the value of a multi-managed portfolio. The characteristics are different for each of the Fund’s five investment managers. These differences are a reflection of the fact that each pursues a different investment style. The shaded column highlights the characteristics of the Fund as a whole, while the final column shows portfolio characteristics for the S&P 500® Index.

PORTFOLIO CHARACTERISTICS As of March 31, 2021 (Unaudited)

		Investment Style Spectrum
	Value				Growth

	PZENA	FIDUCIARY	ARISTOTLE	SUSTAINABLE	TCW	TOTAL FUND	S&P 500® INDEX
Number of Holdings	38	31	44	28	32	152*	505
Percent of Holdings in Top 10	41%	47%	33%	45%	53%	19%	26%
Weighted Average Market Capitalization (billions)	$63	$137	$164	$395	$378	$219	$468
Average Five-Year Earnings Per Share Growth	-7%	11%	13%	18%	29%	13%	13%
Dividend Yield	1.8%	1.4%	1.5%	0.6%	0.4%	1.2%	1.5%
Price/Earnings Ratio**	23x	22x	27x	41x	51x	29x	30x
Price/Book Value Ratio	1.4x	3.2x	2.9x	8.7x	10.6x	3.0x	4.4x

*	Certain holdings are held by more than one manager.
**	Excludes negative earnings.

4	www.all-starfunds.com

Liberty All-Star® Equity Fund	Top 20 Holdings & Economic Sectors

March 31, 2021 (Unaudited)

Top 20 Holdings*	Percent of Net Assets
Amazon.com, Inc.	2.33%
PayPal Holdings, Inc.	2.16
Alphabet, Inc.	1.90
Adobe, Inc.	1.83
Visa, Inc.	1.80
Microsoft Corp.	1.77
UnitedHealth Group, Inc.	1.72
JPMorgan Chase & Co.	1.71
Facebook, Inc.	1.69
Sony Group Corp	1.50
salesforce.com, Inc.	1.48
Capital One Financial Corp.	1.45
General Electric Co.	1.30
Danaher Corp.	1.28
Berkshire Hathaway, Inc.	1.27
Charles Schwab Corp.	1.17
ServiceNow, Inc.	1.08
Equinix, Inc.	1.07
Wells Fargo & Co.	1.06
Masco Corp.	1.05
30.62%

Economic Sectors*	Percent of Net Assets
Information Technology	19.87%
Financials	18.46
Consumer Discretionary	14.61
Health Care	13.08
Industrials	10.63
Communication Services	6.52
Materials	3.98
Energy	3.37
Consumer Staples	3.28
Real Estate	2.73
Utilities	1.48
Other Net Assets	1.99
100.00%

*	Because the Fund is actively managed, there can be no guarantee that the Fund will continue to hold securities of the indicated issuers and sectors in the future.

First Quarter Report (Unaudited) | March 31, 2021	5

Liberty All-Star® Equity Fund	Major Stock Changes in the Quarter

 March 31, 2021 (Unaudited)

The following are the major ($5 million or more) stock changes–both purchases and sales–that were made in the Fund’s portfolio during the first quarter of 2021.

	Shares
Security Name	Purchases (Sales)	Held as of 3/31/21
Purchases
Amdocs, Ltd.	85,518	95,281
Crown Castle International Corp.	51,200	51,200
Dexcom, Inc.	15,411	15,411
Dover Corp.	48,926	48,926
Edison International	122,812	226,635
Fresenius Medical Care AG & Co. KGaA	204,383	204,383
Netflix, Inc.	12,208	12,208

Sales
Accenture Ltd.	(22,563)	0
Ford Motor Co.	(446,712)	920,344
Honeywell International, Inc.	(49,139)	0
Match Group, Inc.	(41,000)	0
Xylem, Inc.	(62,000)	76,600

6	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments

March 31, 2021 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (98.01%)
COMMUNICATION SERVICES (6.52%)
Entertainment (0.96%)
Netflix, Inc.(a)	12,208	$6,368,425
Walt Disney Co.(a)	53,099	9,797,828
		16,166,253
Interactive Media & Services (4.12%)
Alphabet, Inc., Class C(a)	15,478	32,018,255
Facebook, Inc., Class A(a)	96,647	28,465,441
Twitter, Inc.(a)	142,600	9,073,638
		69,557,334
Media (1.44%)
Comcast Corp., Class A	283,468	15,338,454
Omnicom Group, Inc.	119,755	8,879,833
		24,218,287
CONSUMER DISCRETIONARY (14.61%)
Auto Components (1.29%)
Cie Generale des Etablissements Michelin SCA(b)	269,529	8,077,784
Lear Corp.	75,383	13,663,169
		21,740,953
Automobiles (0.67%)
Ford Motor Co.(a)	920,344	11,274,214

Hotels, Restaurants & Leisure (0.75%)
Yum! Brands, Inc.	116,586	12,612,273

Household Durables (3.59%)
Lennar Corp., Class A	103,300	10,457,059
Lennar Corp., Class B	2,500	205,850
Mohawk Industries, Inc.(a)	61,329	11,794,180
Newell Brands, Inc.	482,863	12,931,071
Sony Group Corp(b)	238,588	25,292,714
		60,680,874
Internet & Direct Marketing Retail (3.22%)
Amazon.com, Inc.(a)	12,716	39,344,321
Booking Holdings, Inc.(a)	6,411	14,936,604
		54,280,925
Multiline Retail (1.69%)
Dollar General Corp.	72,713	14,733,108
Dollar Tree, Inc.(a)	121,399	13,895,330
		28,628,438
Specialty Retail (1.22%)
Home Depot, Inc.	25,580	7,808,295

See Notes to Schedule of Investments.

First Quarter Report (Unaudited) | March 31, 2021	7

Liberty All-Star® Equity Fund	Schedule of Investments

March 31, 2021 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (continued)
Specialty Retail (continued)
TJX Cos., Inc.	117,363	$7,763,563
Ulta Beauty, Inc.(a)	16,171	4,999,588
		20,571,446
Textiles, Apparel & Luxury Goods (2.18%)
Gildan Activewear, Inc.	377,408	11,571,329
NIKE, Inc., Class B	78,938	10,490,071
PVH Corp.	97,564	10,312,515
Skechers U.S.A., Inc., Class A(a)	105,415	4,396,860
		36,770,775
CONSUMER STAPLES (3.28%)
Beverages (0.83%)
Coca-Cola Co.	142,000	7,484,820
PepsiCo, Inc.	46,259	6,543,335
		14,028,155
Food & Staples Retailing (0.63%)
Costco Wholesale Corp.	19,116	6,738,008
Walgreens Boots Alliance, Inc.	71,000	3,897,900
		10,635,908
Food Products (0.71%)
Nestle SA(b)	53,043	5,914,825
Tyson Foods, Inc., Class A	81,000	6,018,300
		11,933,125
Household Products (0.42%)
Procter & Gamble Co.	51,500	6,974,645

Personal Products (0.69%)
Unilever PLC(b)	209,272	11,683,656

ENERGY (3.37%)
Energy Equipment & Services (2.03%)
Baker Hughes Co.	457,914	9,895,522
Halliburton Co.	502,719	10,788,350
NOV, Inc.	593,470	8,142,408
Schlumberger NV	200,105	5,440,855
		34,267,135
Oil, Gas & Consumable Fuels (1.34%)
Cabot Oil & Gas Corp.	330,000	6,197,400
Cenovus Energy, Inc.(c)	528,447	3,973,921
Exxon Mobil Corp.	73,583	4,108,139
Phillips 66	58,500	4,770,090

See Notes to Schedule of Investments.

8	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments

March 31, 2021 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels (continued)
Royal Dutch Shell PLC, Class A(b)(c)	91,039	$3,569,639
		22,619,189
FINANCIALS (18.46%)
Banks (5.95%)
Bank of America Corp.	211,440	8,180,614
Citigroup, Inc.	239,427	17,418,314
Commerce Bancshares, Inc.	67,200	5,148,192
Cullen/Frost Bankers, Inc.	53,320	5,799,083
East West Bancorp, Inc.	79,400	5,859,720
JPMorgan Chase & Co.	189,458	28,841,191
Mitsubishi UFJ Financial Group, Inc.(b)(c)	650,000	3,497,000
PNC Financial Services Group, Inc.	44,200	7,753,122
Wells Fargo & Co.	459,223	17,941,843
		100,439,079
Capital Markets (3.95%)
Ameriprise Financial, Inc.	33,200	7,717,340
Charles Schwab Corp.	301,900	19,677,842
Goldman Sachs Group, Inc.	27,910	9,126,570
MSCI, Inc.	22,760	9,542,813
Northern Trust Corp.	87,915	9,240,746
S&P Global, Inc.	16,150	5,698,850
UBS Group AG	361,404	5,612,604
		66,616,765
Consumer Finance (1.99%)
American Express Co.	63,677	9,006,475
Capital One Financial Corp.	192,482	24,489,485
		33,495,960
Diversified Financial Services (2.39%)
Berkshire Hathaway, Inc., Class B(a)	83,925	21,440,320
Equitable Holdings, Inc.	371,413	12,115,492
Voya Financial, Inc.	105,990	6,745,203
		40,301,015
Insurance (4.18%)
American International Group, Inc.	373,089	17,240,443
Arch Capital Group, Ltd.(a)	101,861	3,908,406
Axis Capital Holdings, Ltd.	171,252	8,488,962
Chubb, Ltd.	85,026	13,431,557
Cincinnati Financial Corp.	71,000	7,319,390
MetLife, Inc.	188,435	11,454,964
Progressive Corp.	91,031	8,703,474
		70,547,196

See Notes to Schedule of Investments.

First Quarter Report (Unaudited) | March 31, 2021	9

Liberty All-Star® Equity Fund	Schedule of Investments

 March 31, 2021 (Unaudited )

	SHARES	VALUE
COMMON STOCKS (continued)
HEALTH CARE (13.08%)
Biotechnology (1.01%)
Amgen, Inc.	35,800	$8,907,398
Regeneron Pharmaceuticals, Inc.(a)	17,127	8,103,469
		17,010,867
Health Care Equipment & Supplies (5.74%)
Abbott Laboratories	103,739	12,432,082
Alcon, Inc.(a)	104,500	7,333,810
Align Technology, Inc.(a)	18,546	10,043,216
Boston Scientific Corp.(a)	143,997	5,565,484
Danaher Corp.	95,604	21,518,548
Dexcom, Inc.(a)	15,411	5,538,559
Intuitive Surgical, Inc.(a)	8,461	6,252,171
Koninklijke Philips NV(a)	205,780	11,735,642
Medtronic PLC	70,000	8,269,100
Smith & Nephew PLC(b)(c)	215,082	8,151,608
		96,840,220
Health Care Providers & Services (3.61%)
Cardinal Health, Inc.	53,609	3,256,747
Fresenius Medical Care AG & Co. KGaA(b)	204,383	7,537,645
McKesson Corp.	37,804	7,373,292
Quest Diagnostics, Inc.	107,710	13,823,501
UnitedHealth Group, Inc.	77,883	28,977,928
		60,969,113
Life Sciences Tools & Services (1.41%)
Illumina, Inc.(a)	20,951	8,046,441
IQVIA Holdings, Inc.(a)	34,361	6,636,484
Thermo Fisher Scientific, Inc.	19,859	9,063,250
		23,746,175
Pharmaceuticals (1.31%)
Elanco Animal Health, Inc.(a)	209,500	6,169,775
Novartis AG(b)	68,000	5,812,640
Viatris, Inc.(a)	131,953	1,843,383
Zoetis, Inc.	52,950	8,338,566
		22,164,364
INDUSTRIALS (10.63%)
Aerospace & Defense (1.03%)
General Dynamics Corp.	34,000	6,173,040
Textron, Inc.	199,286	11,175,959
		17,348,999

See Notes to Schedule of Investments.

10	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments

March 31, 2021 (Unaudited )

	SHARES	VALUE
COMMON STOCKS (continued)
Air Freight & Logistics (0.41%)
Expeditors International of Washington, Inc.	63,729	$6,862,976

Building Products (1.99%)
Allegion PLC	61,000	7,662,820
Johnson Controls International PLC	137,800	8,222,526
Masco Corp.	295,064	17,674,334
		33,559,680
Commercial Services & Supplies (0.30%)
Waste Connections, Inc.	47,650	5,145,247

Electrical Equipment (0.88%)
Eaton Corp. PLC	75,565	10,449,128
Emerson Electric Co.	49,580	4,473,108
		14,922,236
Industrial Conglomerates (1.30%)
General Electric Co.	1,666,754	21,884,480

Machinery (2.60%)
Dover Corp.	48,926	6,709,222
PACCAR, Inc.	74,552	6,927,372
Parker-Hannifin Corp.	32,000	10,093,760
Wabtec Corp.	152,075	12,038,257
Xylem, Inc.	76,600	8,056,788
		43,825,399
Professional Services (1.43%)
IHS Markit, Ltd.	177,825	17,209,903
TransUnion	77,200	6,948,000
		24,157,903
Road & Rail (0.69%)
Union Pacific Corp.	52,732	11,622,660

INFORMATION TECHNOLOGY (19.87%)
IT Services (6.62%)
Amdocs, Ltd.	95,281	6,683,962
Cognizant Technology Solutions Corp., Class A	127,493	9,959,753
FleetCor Technologies, Inc.(a)	43,873	11,785,604
Mastercard, Inc., Class A	27,496	9,789,951
PayPal Holdings, Inc.(a)	150,106	36,451,741
Snowflake, Inc., Class A(a)	13,803	3,164,752
Twilio, Inc., Class A(a)	10,008	3,410,326

See Notes to Schedule of Investments.

First Quarter Report (Unaudited) | March 31, 2021	11

Liberty All-Star® Equity Fund	Schedule of Investments

 March 31, 2021 (Unaudited )

	SHARES	VALUE
COMMON STOCKS (continued)
IT Services (continued)
Visa, Inc., Class A	143,313	$30,343,661
		111,589,750
Semiconductors & Semiconductor Equipment (2.96%)
ASML Holding N.V.	14,603	9,015,308
Microchip Technology, Inc.	65,800	10,213,476
Micron Technology, Inc.(a)	104,233	9,194,393
NVIDIA Corp.	23,043	12,303,349
QUALCOMM, Inc.	70,000	9,281,300
		50,007,826
Software (9.69%)
Adobe, Inc.(a)	64,965	30,882,412
ANSYS, Inc.(a)	33,000	11,205,480
Autodesk, Inc.(a)	41,988	11,636,974
Intuit, Inc.	21,124	8,091,759
Microsoft Corp.	126,993	29,941,140
salesforce.com, Inc.(a)	117,512	24,897,267
ServiceNow, Inc.(a)	36,535	18,271,519
Splunk, Inc.(a)	38,437	5,207,445
Trade Desk, Inc., Class A(a)	15,432	10,056,417
Workday, Inc., Class A(a)	53,497	13,290,260
		163,480,673
Technology Hardware, Storage & Peripherals (0.60%)
Hewlett Packard Enterprise Co.	641,059	10,090,269

MATERIALS (3.98%)
Chemicals (2.82%)
Corteva, Inc.	225,000	10,489,500
Dow Chemical Co.	174,225	11,139,947
Linde PLC	33,095	9,271,233
PPG Industries, Inc.	62,350	9,368,711
RPM International, Inc.	80,000	7,348,000
		47,617,391
Construction Materials (0.49%)
Martin Marietta Materials, Inc.	24,600	8,261,172

Containers & Packaging (0.67%)
Ball Corp.	133,942	11,350,245

REAL ESTATE (2.73%)
Equity Real Estate Investment Trusts (REITs) (2.73%)
American Tower Corp.	52,000	12,431,120

See Notes to Schedule of Investments.

12	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments

 March 31, 2021 (Unaudited )

	SHARES	VALUE
COMMON STOCKS (continued)
Equity Real Estate Investment Trusts (REITs) (continued)
Crown Castle International Corp.	51,200	$8,813,056
Equinix, Inc.	26,441	17,969,039
Equity LifeStyle Properties, Inc.	52,600	3,347,464
Sun Communities, Inc.	23,800	3,570,952
		46,131,631
UTILITIES (1.48%)
Electric Utilities (1.48%)
Edison International	226,635	13,280,811
NRG Energy, Inc.	308,018	11,621,519
		24,902,330
TOTAL COMMON STOCKS
(COST OF $1,158,197,995)		1,653,535,206

SHORT TERM INVESTMENTS (3.18%)
MONEY MARKET FUND (2.02%)
State Street Institutional US Government Money Market Fund, 0.04%(d)
(COST OF $34,015,303)	34,015,303	34,015,303

INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LOANED (1.16%)
State Street Navigator Securities Lending Government Money Market Portfolio, 0.03%
(COST OF $19,512,452)	19,512,452	19,512,452

TOTAL SHORT TERM INVESTMENTS
(COST OF $53,527,755)		53,527,755

TOTAL INVESTMENTS (101.19%)
(COST OF $1,211,725,750)		1,707,062,961

LIABILITIES IN EXCESS OF OTHER ASSETS (-1.19%)		(19,947,968)

NET ASSETS (100.00%)		$1,687,114,993

NET ASSET VALUE PER SHARE
(219,280,183 SHARES OUTSTANDING)		$7.69

See Notes to Schedule of Investments.

First Quarter Report (Unaudited) | March 31, 2021	13

Liberty All-Star® Equity Fund	Schedule of Investments

March 31, 2021 (Unaudited)

(a)	Non-income producing security.
(b)	American Depositary Receipt.
(c)	Security, or a portion of the security position, is currently on loan. The total market value of securities on loan is $18,822,111.
(d)	Rate reflects seven-day effective yield on March 31, 2021.

See Notes to Schedule of Investments.

14	www.all-starfunds.com

Liberty All-Star® Equity Fund	Notes to Schedule of Investments

March 31, 2021 (Unaudited)

Security Valuation

Equity securities are valued at the last sale price at the close of the principal exchange on which they trade, except for securities listed on the NASDAQ Stock Market LLC (“NASDAQ”), which are valued at the NASDAQ official closing price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Cash collateral from securities lending activity is reinvested in the State Street Navigator Securities Lending Government Money Market Portfolio (“State Street Navigator”), a registered investment company under the Investment Company Act of 1940 (the “1940 Act”), which operates as a money market fund in compliance with Rule 2a-7 under the 1940 Act. Shares of registered investment companies are valued daily at that investment company’s net asset value per share.

The Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Fund’s Board of Trustees (the “Board”). When market quotations are not readily available, or in management’s judgment they do not accurately reflect fair value of a security, or an event occurs after the market close but before the Fund is priced that materially affects the value of a security, the security will be valued by the Fund’s Valuation Committee using fair valuation procedures established by the Board. Examples of potentially significant events that could materially impact a Fund’s net asset value include, but are not limited to: single issuer events such as corporate actions, reorganizations, mergers, spin-offs, liquidations, acquisitions and buyouts; corporate announcements on earnings or product offerings; regulatory news; and litigation and multiple issuer events such as governmental actions; natural disasters or armed conflicts that affect a country or a region; or significant market fluctuations. Potential significant events are monitored by the Advisor, ALPS Advisors, Inc. (the “Advisor”), Sub-Advisers and/or the Valuation Committee through independent reviews of market indicators, general news sources and communications from the Fund’s custodian. As of March 31, 2021, the Fund held no securities that were fair valued.

Security Transactions

Security transactions are recorded on trade date. Cost is determined and gains/(losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date.

The Fund estimates components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. Once the REIT reports annually the tax character of its distributions, the Fund revises its estimates. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Lending of Portfolio Securities

The Fund may lend its portfolio securities only to borrowers that are approved by the Fund’s securities lending agent, State Street Bank & Trust Co. (“SSB”). The Fund will limit such lending to not more than 30% of the value of its total assets. The borrower pledges and maintains with the Fund collateral consisting of cash (U.S. Dollar only), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, or by irrevocable bank letters of credit issued by a person other than the borrower or an affiliate of the borrower. The initial collateral received by the Fund is required to have a value of no less than 102% of the market value of the loaned securities for securities traded on U.S. exchanges and a value of no less than 105% of the market value for all other securities. The collateral is maintained thereafter, at a market value equal to no less than 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

First Quarter Report (Unaudited) | March 31, 2021	15

Liberty All-Star® Equity Fund	Notes to Schedule of Investments

March 31, 2021 (Unaudited)

Any cash collateral received is reinvested in State Street Navigator. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in the Fund’s Schedule of Investments as it is held by the lending agent on behalf of the Fund, and the Fund does not have the ability to re-hypothecate these securities.

The following is a summary of the Fund’s securities lending positions and related cash and non-cash collateral received as of March 31, 2021:

Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
$18,822,111	$19,512,452	$0	$19,512,452

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by SSB. SSB’s indemnity allows for full replacement of securities lent wherein SSB will purchase the unreturned loaned securities on the open market by applying the proceeds of the collateral, or to the extent such proceeds are insufficient or the collateral is unavailable, SSB will purchase the unreturned loan securities at SSB’s expense. However, the Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

Fair Value Measurements

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

16	www.all-starfunds.com

Liberty All-Star® Equity Fund	Notes to Schedule of Investments

March 31, 2021 (Unaudited)

Valuation techniques used to value the Fund’s investments by major category are as follows:

Equity securities that are valued based on unadjusted quoted prices in active markets are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in shares of registered investment companies are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2021:

	Valuation Inputs
Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Common Stocks*	$1,653,535,206	$–	$–	$1,653,535,206
Short Term Investments	53,527,755	–	–	53,527,755
Total	$1,707,062,961	$–	$–	$1,707,062,961

*	See Schedule of Investments for industry classifications.

The Fund did not have any securities which used significant unobservable inputs (Level 3) in determining fair value during the period.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Fund’s organizational documents and by contract, the Trustees and Officers of the Fund are indemnified against certain liabilities that may arise out of their duties to the Fund. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

First Quarter Report (Unaudited) | March 31, 2021	17

Liberty All-Star® Equity Fund	Description of Lipper Benchmark and Market Indices

March 31, 2021 (Unaudited)

Dow Jones Industrial Average

A price-weighted measure of 30 U.S. blue-chip companies.

Lipper Large-Cap Core Mutual Fund Average

The average of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. domestic equity large-cap floor. These funds typically have average characteristics compared to the S&P 500® Index.

NASDAQ Composite Index

Measures all NASDAQ domestic and international based common type stocks listed on the NASDAQ Stock Market.

Russell 3000® Growth Index

Measures the performance of those Russell 3000® companies with lower book-to-price ratios and higher growth values. The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

Russell 3000® Value Index

Measures the performance of those Russell 3000® companies with higher book-to-price ratios and lower growth values.

Russell 1000® Growth Index

Measures the performance of those Russell 1000® companies with lower book-to-price ratios and higher growth values. The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index.

Russell 1000® Value Index

Measures the performance of those Russell 1000® companies with higher book-to-price ratios and lower growth values.

Russell 2000® Index

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index.

S&P 500® Index

A large-cap U.S. equities index that includes 500 leading companies and captures approximately 80% coverage of available market capitalization.

An investor cannot invest directly in an index.

18	www.all-starfunds.com

Intentionally Left Blank

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INVESTMENT ADVISOR	LEGAL COUNSEL
ALPS Advisors, Inc.	K&L Gates LLP
1290 Broadway, Suite 1000	1601 K Street, NW
Denver, Colorado 80203	Washington, DC 20006
303-623-2577
www.all-starfunds.com
TRUSTEES
Thomas W. Brock*, Chairman
INDEPENDENT REGISTERED	Edmund J. Burke
PUBLIC ACCOUNTING FIRM	George R. Gaspari*
Deloitte & Touche LLP	Milton M. Irvin*
1601 Wewatta Street, Suite 400	Dr. John J. Neuhauser*
Denver, Colorado 80202	Maureen K. Usifer*

CUSTODIAN	OFFICERS
State Street Bank & Trust Company	William R. Parmentier, Jr., President
One Lincoln Street	Mark T. Haley, CFA, Senior Vice President
Boston, Massachusetts 02111	Jill Kerschen, Treasurer
Sareena Khwaja-Dixon, Secretary
Jennifer Craig, Assistant Secretary
INVESTOR ASSISTANCE,	Matthew Sutula, Chief Compliance Of_cer
TRANSFER & DIVIDEND
DISBURSING AGENT & REGISTRAR	* Member of the Audit Committee
Computershare Trust Company, N.A.
P.O. Box 505000
Louisville, Kentucky 40233
1-800-LIB-FUND (1-800-542-3863)
www.computershare.com

A description of the Fund’s proxy voting policies and procedures is available (i) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov, and (ii) without charge, upon request, by calling 1-800-542-3863. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC’s website at www.sec.gov.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year in Form N-PORT. The Fund’s Form N-PORTs are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is transmitted to shareholders of Liberty All-Star® Equity Fund for their information. It is not a prospectus or other document intended for use in the purchase of Fund shares.

ALL-STAR® FUNDS

Liberty All-Star® Equity Fund

ALPS Advisors, Inc.
Investment Advisor

1290 Broadway, Suite 1000
Denver, CO 80203
303-623-2577

www.all-starfunds.com

Secondary market support provided to the Fund by ALPS Advisors Inc.'s affiliate ALPS Portfolio Solutions Distributor, Inc., a FINRA member.

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